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                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
                      ACCEPTANCE INSURANCE COMPANIES INC.
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                (Name of Registrant as Specified In Its Charter)
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                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:

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                                     PROXY
                      ACCEPTANCE INSURANCE COMPANIES INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28,1998

The undersigned, a shareholder of Acceptance Insurance Companies Inc. (the "Company"), hereby appoints Kenneth C. Coon and Donn E. Davis, and each of them, attorneys, agents and proxies, with full power of substitutions to each, for and in the name of the undersigned to vote, as designated on the reverse side, all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Doubletree Hotel, 1616 Dodge Street, Omaha, Nebraska, on May 28, 1998, at 10:00 a.m., Local Time, and at any adjournments thereof.

            ELECTION OF DIRECTORS, NOMINEES:
            Jay A. Bleifield, Kenneth C. Coon, Edward W. Elliott, Jr., Robert LeBuhn, Michael R. McCarthy, John P. Nelson, R.L. Richards, David
            L. Treadwell, Doug T. Valassis

            (change of address)

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            -------------------------------------------------------------

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YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES SEE
REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN
ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. NONE OF THE MATTERS INTENDED TO BE ACTED UPON BY THIS PROXY ARE RELATED TO OR CONDITIONED UPON APPROVAL OF OTHER MATTERS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND FOR ALL OTHER PROPOSALS SUBMITTED TO THE SHAREHOLDERS IN THIS PROXY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR ALL OTHER PROPOSALS SUBMITTED TO THE SHAREHOLDERS IN THIS PROXY. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTOR WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE, OR, FOR GOOD CAUSE, WILL NOT SERVE.

                                                          SEE REVERSE SIDE


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